SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2003

HILLENBRAND INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

700 State Route 46 East
Batesville, Indiana		47006-8835
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

     Item 9. REGULATION FD DISCLOSURE.

     Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On December 23, 2003, Hillenbrand Industries, Inc. announced its audited fiscal 2003 year-end earnings and revenue results for the fourth quarter and fiscal year ended September 30, 2003. The Company also announced revised earnings and revenue guidance for the first fiscal quarter of 2004. This announcement is more fully described in the press release provided as Exhibit 99 to this Current Report on Form 8-K for reporting under Items 9 and 12. The contents of such Exhibit are incorporated herein by reference.

     The revenue and earnings guidance provided under Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: December 23, 2003	BY:	/s/	Scott K. Sorensen

Scott K. Sorensen Vice President and Chief Financial Officer

DATE: December 23, 2003	BY:	/s/	Gregory N. Miller

Gregory N. Miller Vice President — Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press release dated December 23, 2003 issued by the Company.

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